NewLink Genetics Corporation Nasdaq: NLNK June 8, 2017 Conference Call on GDC-0919 Program

Zakharia Y, et al. Oral presentation at: 107th Annual Meeting of the American Association for Cancer Research (AACR); April 1-5, 2017; Washington, DC. Abstract CT117. Forward-Looking Disclaimer This presentation contains forward-looking statements of NewLink that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation are forward-looking statements, within the meaning of The Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “target,” “potential,” “will,” “could,” “should,” “seek” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, statements about NewLink Genetics’ financial guidance for 2017; results of its clinical trials for product candidates; its timing of release of data from ongoing clinical studies; its plans related to moving additional indications into clinical development; NewLink Genetics’ future financial performance, results of operations, cash position and sufficiency of capital resources to fund its operating requirements; and any other statements other than statements of historical fact. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that NewLink makes due to a number of important factors, including those risks discussed in “Risk Factors” and elsewhere in NewLink Genetics’ Annual Report on Form 10-K for the year ended December 31, 2016 and other reports filed with the U.S. Securities and Exchange Commission (SEC). The forward-looking statements represent NewLink's views as of the date of this presentation. NewLink anticipates that subsequent events and developments will cause its views to change. However, while it may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. You should, therefore, not rely on these forward-looking statements as representing NewLink Genetics’ views as of any date subsequent to the date of this presentation. 2

Zakharia Y, et al. Oral presentation at: 107th Annual Meeting of the American Association for Cancer Research (AACR); April 1-5, 2017; Washington, DC. Abstract CT117. NewLink Participants and Agenda 3 Introduction  Jack Henneman, Executive Vice President & CFO GDC-0919 Decision Review  Charles J. Link, Jr., M.D., Chairman, CEO & CSO IDO Pathway Program Update  Nicholas N. Vahanian, M.D., President & CMO Financial Update  Mr. Henneman

Zakharia Y, et al. Oral presentation at: 107th Annual Meeting of the American Association for Cancer Research (AACR); April 1-5, 2017; Washington, DC. Abstract CT117. Indoximod plus Pembrolizumab (PD-1) 4 Best Response by RECIST Criteria n (%) n = 51 † Overall Response Rate 30 (59) Complete Response 6 (12) Partial Response 24 (47) Stable Disease 11 (22) Disease Control Rate 41 (80) Progressive Disease 10 (20) *Based RECIST guidelines version 1.1, †Non-ocular and cutaneous patients Interim data support decision to initiate Pivotal Phase 3 vs single agent PD-1 Advanced/ Metastatic Melanoma

Advanced/ Metastatic Melanoma

Indoximod plus Pembrolizumab (PD-1)

Impressive Clinical Benefit and Disease Control Rate


80%
60%
40%
20%
0%
–20%
–40%
–60%
–80%
–100%
Percent Change in Tumor Volume
Threshold for Progression
Threshold for Partial Response
*
*

*SD of primary lesion; new non-target lesions classified patients as PD, *Based RECIST guidelines version 1.1, †Non-ocular and cutaneous patients

Interim data support decision to initiate Pivotal Phase 3 vs single agent PD-1

Zakharia Y, et al. Oral presentation at: 107th Annual Meeting of the American Association for Cancer Research (AACR); April 1-5, 2017; Washington, DC. Abstract CT117.

5

Zakharia Y, et al. Oral presentation at: 107th Annual Meeting of the American Association for Cancer Research (AACR); April 1-5, 2017; Washington, DC. Abstract CT117. Indoximod plus Provenge (sipuleucel-T) Vaccine 6 Randomized, Double Blind, Placebo Controlled Phase 2 Study Abstract 3066 Jha et al. 2017 ASCO Annual Meeting Metastatic Castration Resistant Prostate Cancer Median rPFS of 10.3 months for indoximod vs 4.1* months in placebo (p=0.011) *Median time to objective progression for pivotal IMPACT trial of sipuleucel-T was 3.7 mo